IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICIES AND NAMES ARIEL INVESTMENT TRUST July 30, 2013

Ariel International Equity Fund

Effective September 30, 2013, Ariel International Equity Fund will change its name to “Ariel International Fund”.  In connection with the name change, the Fund will no longer have a policy to invest, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.  Other aspects of the investment strategy will remain the same.  The Fund will continue to invest primarily in common stock issued by companies outside the U.S. in developed international markets.  The Fund will continue to invest in large, medium, or small companies without regard to market capitalization. The Fund will continue to buy and sell currency on a spot basis and enter into foreign currency forward contracts for portfolio management.  The Adviser believes the change in this non-fundamental investment policy will offer greater flexibility of choice of portfolio investments.

Ariel Global Equity Fund

Effective September 30, 2013, Ariel Global Equity Fund will change its name to “Ariel Global Fund”.  In connection with the name change, the Fund will no longer have a policy to invest, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.  Other aspects of the investment strategy will remain the same.  The Fund will continue to invest primarily in common stock issued by companies both within and outside the U.S., including in countries with developed or emerging markets.  The Fund will continue to invest in large, medium, or small companies without regard to market capitalization.  Under normal market conditions, the Fund will continue to invest at least 40% of its assets in countries other than the U.S.  The Fund will continue to buy and sell currency on a spot basis and enter into foreign currency forward contracts for portfolio management.  The Adviser believes the change in this non-fundamental investment policy will offer greater flexibility of choice of portfolio investments.

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